SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             July 28, 2004

NUVASIVE, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10065 Old Grove Rd., San Diego, California		92131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (858) 271-7070

Item 7.    Financial Statements and Exhibits

(c)   Exhibits

Exhibit 99.1       Press release issued by NuVasive, Inc. on July 28, 2004, announcing financial results for the three months ended June 30, 2004.

Item 12.                 Results of Operation and Financial Condition

On July 28, 2004, NuVasive, Inc. issued a press release announcing its financial results for the three months ended June 30, 2004.  A copy of this press release is furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Dated: July 28, 2004	By:	/s/ Kevin C. O’Boyle
Kevin C. O’Boyle
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by NuVasive, Inc. on July 28, 2004, announcing financial results for the three months ended June 30, 2004.